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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2005
                             _______________________


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
                             _______________________


          California                0-11071                84-0685613
(State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation)          File Number)        Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))


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ITEM 2.02  Results of Operations and Financial Conditions

     On April 20, 2005, Image Entertainment, Inc. (the "Company") issued a press release that included preliminary financial information for the fourth fiscal quarter ended March 31, 2005. A copy of the press release is furnished as
Exhibit 99.1 hereto and incorporated herein by reference.

     Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


ITEM 9.01  Financial Statements and Exhibits

     (c)   Exhibits.

           99.1    Press Release dated April 20, 2005.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMAGE ENTERTAINMENT, INC.


Dated: April 20, 2005                        By: /s/ JEFF M. FRAMER
                                                 -------------------------------
                                                 Name:  Jeff M. Framer
                                                 Title: Chief Financial Officer